UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-3025

Dreyfus Institutional Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/06

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
24	Proxy Results
25	Board Members Information
28	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Institutional
Money Market Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Money Market Fund, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good time for the financial markets, with rallies in the second half of the year helping stocks, bonds and money market instruments achieve positive absolute returns.A number of factors contributed to the markets’ gains, including a more moderate economic expansion, strong business conditions, subdued inflation, stabilizing interest rates and robust investor demand for most asset classes.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as reducing allocations to stocks and bonds generally meant missing subsequent rallies. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision. We believe that a better course is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations. Money market funds have continued to play an important role in that mix.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

2

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Senior Portfolio Manager

How did Dreyfus Institutional Money Market Fund perform during the period?

During the 12-month period ended December 31, 2006, the fund produced yields of 4.52% for its Money Market Series and 3.92% for its Government Securities Series.Taking into account the effects of compounding, the fund produced effective yields of 4.62% and 3.99% for its Money Market Series and Government Securities Series, respectively.1

What is the fund’s investment approach?

Each Series seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal:

The fund’s Money Market Series invests in a diversified portfolio of high-quality, short-term debt securities including securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic banks or foreign branches of domestic banks, repurchase agreements, asset-backed securities, commercial paper and other short-term corporate obligations of domestic issuers, including those with floating or variable rates of interest, and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the Money Market Series invests at least 25% of its total assets in bank obligations.

The fund’s Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

The fund’s returns in 2006 were mainly influenced by changing economic conditions. The U.S. economy expanded at a robust 5.6% annualized rate in the first quarter of the year. Low unemployment and strong consumer confidence began to rekindle investors’ inflation concerns, and despite increases in short-term interest rates in January and March, the U.S.Treasury securities yield curve steepened.

In May, investors’ economic concerns intensified when hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in longer-term U.S.Treasury security prices. In addition, a falling unemployment rate stoked fears that wage inflation might accelerate. Hence, investors widely expected the Fed’s rate hikes in May to 5% and in June to 5.25% .

Investors’ concerns were compounded when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter.The economy appeared to slow further over the summer, when housing markets softened and employment gains moderated. The Fed cited a slower economy when it left short-term interest rates unchanged at 5.25% at its August meeting, the first pause after more than two years of steady rate hikes.

The Fed again left overnight interest rates unchanged in September. While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. Oil prices tumbled to around $60 per barrel, helping to put a lid on one of the main drivers of the market’s inflation fears, while a decline in the unemployment rate helped to reassure investors that the economy was headed for a soft landing.

The Fed continued to hold overnight interest rates steady at its meeting in late October. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation remains above the Fed’s comfort zone.

4

The Fed’s concerns appeared to be warranted when an employment report released in December showed healthy employment gains. However, other economic data — including declines in consumer confidence and orders for durable goods — suggested that the economy continued to slow, but at a gradual pace that appeared to hold little risk of recession.

Over the first half of the reporting period, as short-term interest rates rose, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it has made little sense to us to establish an even longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant.Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. Current economic data suggest that the U.S. economy remains sound and inflationary pressures are moderating, which may allow the Fed to remain on hold for some time. However, new economic data could paint a different picture, making a relatively cautious investment posture prudent in our judgment.

January 16, 2007
An investment in either Series is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Series.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional Money Market Fund from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006

	Money Market Series	Government Securities Series

Expenses paid per $1,000 †	$ 2.86	$ 4.79
Ending value (after expenses)	$1,024.50	$1,021.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

	Money Market Series	Government Securities Series

Expenses paid per $1,000 †	$ 2.85	$ 4.79
Ending value (after expenses)	$1,022.38	$1,020.47

† Expenses are equal to the fund’s annualized expense ratio of .56% for Money Market Series and .94% for
Government Securities Series; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
MONEY MARKET SERIES December 31, 2006
	Principal
Negotiable Bank Certificates of Deposit—10.1%	Amount ($)	Value ($)

Bank of America N.A.
5.32%, 3/21/07	15,000,000 [a]	15,000,000
Citibank (South Dakota) N.A., Sioux Falls
5.32%, 2/22/07	10,000,000	10,000,000
Washington Mutual Bank
5.33%, 5/1/07	15,000,000	14,999,654
Total Negotiable Bank Certificates of Deposit
(cost $39,999,654)		39,999,654

Commercial Paper—70.7%

Atlantis One Funding Corp.
5.31%, 2/12/07—2/28/07	15,000,000 [b]	14,884,982
Barclays U.S. Funding Corp.
5.25%, 6/8/07	15,000,000	14,663,592
Bear Stearns Cos. Inc.
5.33%, 3/30/07	15,000,000	14,809,700
Beethoven Funding Corp.
5.40%, 1/8/07	15,546,000 [b]	15,529,707
Beta Finance Inc.
5.31%, 2/28/07	15,000,000 [b]	14,873,367
BNP Paribas Finance Inc.
5.25%, 6/6/07	15,000,000	14,667,525
Calyon North America Inc.
5.31%, 3/1/07	15,000,000	14,871,183
CC (USA) Inc.
5.32%, 1/12/07	15,000,000 [b]	14,975,938
CIESCO LLC
5.32%, 2/20/07	10,000,000 [b]	9,927,083
CRC Funding LLC
5.33%, 2/13/07	15,000,000 [b]	14,905,848
Fairway Finance Company LLC
5.32%, 1/11/07	12,000,000 [b]	11,982,500
Govco Inc.
5.32%, 2/21/07	15,000,000 [b]	14,888,437

The Fund 7

STATEMENT OF INVESTMENTS (continued)
	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Grampian Funding Ltd.
5.32%, 2/26/07	10,000,000 [b]	9,918,411
HSBC Bank USA N.A.
5.33%, 5/7/07	15,000,000	14,727,525
Intesa Funding LLC
5.31%, 3/1/07	10,000,000	9,914,122
Links Finance LLC
5.32%, 2/16/07	15,000,000 [b]	14,899,279
Liquid Funding Ltd.
5.33%, 2/20/07	15,000,000 [b]	14,890,417
Mane Funding Corp.
5.32%, 2/13/07	10,000,000 [b]	9,937,292
Prudential Funding LLC
5.28%, 1/2/07	10,000,000	9,998,533
Societe Generale N.A. Inc.
5.25%, 6/6/07	10,000,000	9,778,350
Solitaire Funding Ltd.
5.32%, 1/11/07	15,000,000 [b]	14,978,125
Total Commercial Paper
(cost $280,021,916)		280,021,916

Corporate Notes—8.8%

General Electric Capital Corp.
5.31%, 1/24/07	15,000,000 [a]	15,000,000
Wells Fargo & Co.
5.34%, 1/3/07	20,000,000 [a]	20,000,000
Total Corporate Notes
(cost $35,000,000)		35,000,000

Time Deposits—2.0%

State Street Bank and Trust Co.,
Boston, MA (Grand Cayman)
5.12%, 1/2/07
(cost $7,900,000)	7,900,000	7,900,000

8

	Principal
Repurchase Agreements—8.8%	Amount ($)	Value ($)

UBS Securities LLC
5.27%, dated 12/29/06, due 1/2/07 in the amount of
$35,020,494 (fully collateralized by $10,700,000
Federal Farm Credit Bank, Discount Notes, due
1/24/07, value $10,660,410, $10,745,000
Federal Home Loan Bank System, Bonds, 6%,
due 8/22/25, value $10,705,208, $3,940,000
Federal National Mortgage Association,
Discount Notes, due 1/2/07, value $3,937,636
and $30,480,000 Federal Home Loan Mortgage
Corp., Strips, due 7/15/26-9/15/28,
value $10,397,530)
(cost $35,000,000)	35,000,000	35,000,000

Total Investments (cost $397,921,570)	100.4%	397,921,570

Liabilities, Less Cash and Receivables	(.4%)	(1,624,765)

Net Assets	100.0%	396,296,805

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $176,591,386 or 44.6% of net assets.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Banking	47.0	Finance	3.8
Asset-Backed/		Brokerage Firms	3.7
Multi-Seller Programs	17.0	Asset-Backed/Securities
Asset-Backed/Structured		Arbitrage Vehicles	2.5
Investment Vehicles	15.1	Insurance	2.5
Repurchase Agreements	8.8		100.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF INVESTMENTS
GOVERNMENT SECURITIES SERIES December 31, 2006
	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements—99.7%	Purchase (%)	Amount ($)	Value ($)

Banc of America Securities LLC
dated 12/29/06, due 1/2/07 in the
amount of $3,001,533 (fully
collateralized by $3,138,000 U.S.
Treasury Notes, 3%, due 2/15/09,
value $3,060,388)	4.60	3,000,000	3,000,000
Barclays Financial LLC
dated 12/29/06, due 1/2/07 in the
amount of $3,001,600 (fully
collateralized by $4,756,798 U.S.
Treasury Strips, due 5/15/16,
value $3,060,001)	4.80	3,000,000	3,000,000
Bear Stearns Cos. Inc.
dated 12/29/06, due 1/2/07 in the
amount of $3,001,467 (fully
collateralized by $3,075,000 U.S.
Treasury Bills, due 3/22/07,
value $3,040,868)	4.40	3,000,000	3,000,000
Citigroup Global Markets Holdings Inc.
dated 12/29/06, due 1/2/07 in the
amount of $3,001,600 (fully
collateralized by $2,460,000 U.S.
Treasury Bonds, 6.625%, due 2/15/27,
value $3,060,077)	4.80	3,000,000	3,000,000
Goldman, Sachs & Co.
dated 12/29/06, due 1/2/07 in the
amount of $4,502,350 (fully
collateralized by $3,362,000 U.S.
Treasury Bonds, 8.125%, due 8/15/21,
value $4,591,070)	4.70	4,500,000	4,500,000

10

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)

Merrill Lynch & Co. Inc.
dated 12/29/06, due 1/2/07 in the
amount of $3,001,567 (fully
collateralized by $3,047,000 U.S.
Treasury Notes, 4.125%, due 8/15/08,
value $3,060,604)	4.70	3,000,000	3,000,000
Morgan Stanley
dated 12/29/06, due 1/2/07 in the
amount of $3,001,610 (fully
collateralized by $9,425,000 U.S.
Treasury Strips, due 5/15/30,
value $3,060,298)	4.83	3,000,000	3,000,000
UBS Securities LLC
dated 12/29/06, due 1/2/07 in the
amount of $3,001,600 (fully
collateralized by $3,120,000
Treasury Inflation Protected Securities,
2%, due 1/15/16, value $3,064,826)	4.80	3,000,000	3,000,000

Total Investments (cost $25,500,000)		99.7%	25,500,000

Cash and Receivables (Net)		.3%	84,933

Net Assets		100.0%	25,584,933

Portfolio Summary (Unaudited) †

			Value (%)

Repurchase Agreements			99.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	Money	Government
	Market	Securities
	Series	Series

Assets ($):
Investments in securities—See Statement of Investments
(including repurchase agreements of $25,500,000
for the Government Securities Series)—Note 2(b)	397,921,570	25,500,000
Cash	—	125,312
Interest receivable	402,038	9,995
Prepaid expenses	16,031	7,926
	398,339,639	25,643,233

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	173,241	10,408
Cash overdraft due to Custodian	1,778,635	—
Accrued expenses	90,958	47,892
	2,042,834	58,300

Net Assets ($)	396,296,805	25,584,933

Composition of Net Assets ($):
Paid-in capital	396,305,512	25,590,559
Accumulated net realized gain (loss) on investments	(8,707)	(5,626)

Net Assets ($)	396,296,805	25,584,933

Net Asset Value Per Share
	Money	Government
	Market	Securities
	Series	Series

Net Assets ($)	396,296,805	25,584,933
Shares Outstanding	396,305,552	25,590,559

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended December 31, 2006
	Money	Government
	Market	Securities
	Series	Series

Investment Income ($):
Interest Income	21,279,546	1,398,596
Expenses—Note 2(c):
Management fee—Note 3(a)	2,098,891	142,953
Custodian fees	58,217	36,400
Trustees’ fees and expenses—Note 3(c)	45,994	6,108
Auditing fees	34,509	36,110
Registration fees	22,169	16,749
Legal fees	19,671	2,172
Shareholder servicing costs—Note 3(b)	17,777	17,756
Prospectus and shareholders’ reports	10,731	3,065
Miscellaneous	15,477	9,883
Total Expenses	2,323,436	271,196
Less—reduction in custody fees due to
earnings credits—Note 2(b)	—	(3,938)
Net Expenses	2,323,436	267,258
Investment Income—Net	18,956,110	1,131,338

Net Realized Gain (Loss) on Investments—Note 2(b) ($)	1,552	96
Net Increase in Net Assets Resulting from Operations	18,957,662	1,131,434

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Money Market Series		Government Securities Series

	Year Ended December 31,		Year Ended December 31,

	2006	2005	2006	2005

Operations ($):
Investment income—net	18,956,110	11,319,273	1,131,338	627,828
Net realized gain (loss)
on investments	1,552	(582)	96	288
Net Increase (Decrease)
in Net Assets Resulting
from Operations	18,957,662	11,318,691	1,131,434	628,116

Dividends to Shareholders
from ($):
Investment income—net	(18,956,110)	(11,319,273)	(1,131,338)	(627,828)

Beneficial Interest
Transactions
($1.00 per share):
Net proceeds from
shares sold	829,784,400	866,268,352	421,469,252	345,144,834
Dividends reinvested	2,125,247	1,545,458	967,764	524,208
Cost of shares redeemed	(882,153,541)	(900,040,863)	(431,875,574) (340,024,816)
Increase (Decrease) in
Net Assets from
Beneficial Interest
Transactions	(50,243,894)	(32,227,053)	(9,438,558)	5,644,226
Total Increase
(Decrease)
in Net Assets	(50,242,342)	(32,227,635)	(9,438,462)	5,644,514

Net Assets ($):
Beginning of Period	446,539,147	478,766,782	35,023,395	29,378,881
End of Period	396,296,805	446,539,147	25,584,933	35,023,395

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS Money Market Series

The following tables describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.045	.027	.009	.007	.015
Distributions:
Dividends from investment income—net	(.045)	(.027)	(.009)	(.007)	(.015)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.61	2.70	.87	.73	1.53

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55	.55	.55	.54	.54
Ratio of net expenses
to average net assets	.55	.55	.55	.54	.54
Ratio of net investment income
to average net assets	4.52	2.65	.88	.74	1.52

Net Assets, end of period ($ x 1,000)	396,297	446,539	478,767	526,043	703,007

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS Government Securities Series
		Year Ended December 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.039	.022	.004	.004	.012
Distributions:
Dividends from investment income—net	(.039)	(.022)	(.004)	(.004)	(.012)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.99	2.19	.42	.44	1.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.89	.86	.69	.69
Ratio of net expenses
to average net assets	.93	.88	.84	.69	.69
Ratio of net investment income
to average net assets	3.96	2.17	.37	.47	1.24

Net Assets, end of period ($ x 1,000)	25,585	35,023	29,379	35,720	87,703

See notes to financial statements.
16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Dreyfus Institutional Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company issuing two series: the Money Market Series and the Government Securities Series.The fund accounts separately for the assets, liabilities and operations of each series.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Money Market Series and Government Securities Series.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

18

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, if any, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal tax purposes, each series is treated as a separate entity for the purposes of determining such qualification.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At December 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Money Market Series’ accumulated capital loss carryover of $8,707 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $3,181 of the carryover expires in fiscal 2007, $4,944 expires in fiscal 2009 and $582 expires in fiscal 2013.

Government Securities Series’ accumulated capital loss carryover of $5,626 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $1,420 of the carryover expires in fiscal 2007 and $4,206 expires in fiscal 2012.

The tax character of distributions for Money Market Series and Government Securities Series paid to shareholders during the fiscal year ended December 31, 2006 and December 31, 2005, were all ordinary income.

During the period ended December 31, 2006, as a result of book to tax differences, the Money Market Series increased accumulated net realized gain (loss) on investments by $5 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

20

At December 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50% of the value of the fund’s average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of each series’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2006, the Money Market Series and the Government Securities Series were charged $11,764 and $17,005, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2006, the Money Market Series and the Government Securities Series were charged $5,170 and $1,777, respectively, pursuant to the transfer agency agreement.

During the period ended December 31, 2006, each series was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for the Money Market Series consist of: management fees $170,347, chief compliance officer fees $2,044 and transfer agency per account fees $850.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for the Government Securities Series consist of: management fees $8,064, chief compliance officer fees $2,044 and transfer agency per account fees $300.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Institutional Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Institutional Money Market Fund (comprising, respectively, the Money Market Series and the Government Securities Series), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly,in all material respects,the financial position of each of the respective funds constituting Dreyfus Institutional Money Market Fund at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 15, 2007

The Fund 23

Dreyfus Institutional Money Market Fund IMPORTANT TAX INFORMATION (Unaudited)

Money Market Series

For federal tax purposes, the fund hereby designates 95.57% of the ordinary income dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends.

Government Securities Series

For federal tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends.

PROXY RESULTS (Unaudited)

Dreyfus Institutional Money Market Fund held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	319,324,653		421,562
Joseph S. DiMartino	319,324,653		421,562
David P. Feldman	319,324,653		421,562
Ehud Houminer †	319,323,753		422,462
Gloria Messinger †	319,271,506		474,709
Anne Wexler †	319,263,486		482,729

† Each will serve as an Independent Board member of the fund commencing, subject to the discretion of the Board, on or about January 1, 2007.
In addition to Joseph S. DiMartino and David P. Feldman, James F. Henry, Dr. Paul A. Marks and Dr. Martin
Peretz continue as Board members of the fund.

24

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 190
———————
Peggy C. Davis (63)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 80
———————
David P. Feldman (67)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

James F. Henry (76)
Board Member (1980)
Principal Occupation During Past 5 Years:
• President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation
(Retired 2003)
• Advisor to The Elaw Forum, a consultant on managing corporate legal costs
• Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
• Individual Trustee of several trusts
Other Board Memberships and Affiliations:
• Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 48
———————
Ehud Houminer (66)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 78
———————
Gloria Messinger (77)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 48

26

The Fund 27

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

28

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 29

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,202 in 2005 and $57,826 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2005 and $-0- in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,454 in 2005 and $6,248 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $16 in 2005 and $18 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2005 and $-0- in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $758,091 in 2005 and $383,726 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Institutional Money Market Fund
By:	/s/ J. David Officer
J. David Officer
President

Date:	February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 27, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 27, 2007

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)